BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of
Barbara K. Cegavske
Secretary of State
State Of Nevada

Business Number
E0298782009-3
Filing Number
20190320481
Filed On
12/02/2019 08:40:40 AM
Number of Pages
13

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Zyrox Mining International Inc

Entity or Nevada Business Identification Number (NVID): NV20091024379

2. Registered Agent for Service of Process: (check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

LAUGHLIN ASSOCIATES, INC.
Name of Registered Agent OR Title of Office or Position with Entity

Street Address	City	State	Zip Code
9120 DOUBLE DIAMOND PKWY	Reno	Nevada	89521

Mailing Address (If different from street address)	City	State	Zip Code
		Nevada	

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: ______

3. Date When Revival is to Commence:

Date when revival of charter is to commence or be effective, which may be before the date of the certificate: ______

4. Duration of Revival: (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or ______

5.Current List :

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY

Name	Country
LINO FALOTICO	USA

Address	City	State	Zip/Postal Code
9120 DOUBLE DIAMOND PKWY	RENO	NV	89521

CORPORATION, INDICATE THE DIRECTOR, OR EQUIVALENT OF: Title: DIRECTOR

Name	Country
LINO FALOTICO	USA

Address	City	State	Zip/Postal Code
9120 DOUBLE DIAMOND PKWY	RENO	NV	89521

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT

Name	Country
LINO FALOTICO	USA

Address	City	State	Zip/Postal Code
9120 DOUBLE DIAMOND PKWY	RENO	NV	89521

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER

Name: LINO FALOTICO	Country: USA

Address	City	State	Zip/Postal Code
9120 DOUBLE DIAMOND PKWY	RENO	NV	89521

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).
	☐ Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.
	☐ Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 86.580: The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86. The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.
	☐ Revival pursuant to 86: The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467. The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.
	☐ Revival pursuant to 87, 87A, 88 or 88A: The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.
	☐ Revival pursuant to 89: The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89. The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.
7. Signatures: (Required)	**I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.** **I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.** X Lino Falotico — Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer Title: President — Date: 12/02/2019 *FORM WILL BE RETURNED IF UNSIGNED.*

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0298782009-3
Barbara K. Cegavske	Filing Number 20190320481
Secretary of State State Of Nevada	Filed On 12/02/2019 08:40:40 AM
	Number of Pages 13

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Reinstatement

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 88 AND 89)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Reinstatement
(For Entities Governed by NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 88 and 89)

1. Name of Entity:

ZYROX MINING INTERNATIONAL INC

2. Entity Number: E0298782009-3

3. Signature:

I declare under penalty of perjury that the reinstatement has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ______________________________ 11/27/2019
Signature of Officer or other Authorized Signature Date

This form must be accompanied by appropriate fees.

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0298782009-3 Filing Number 20190320481 Filed On 12/02/2019 08:40:40 AM Number of Pages 13

100403

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY CO.

FOR THE FILING PERIOD OF 06/2015 TO 06/2016

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Read instructions before completing and returning this form.

1. all m o must e Will

2. m

3. 0. m re to file this be d eemed

ABOVE SPACE IS FOR OFFICE USE ONLY

4. bu is 1/2010, $100.00 must be added for failure to file form by deadline.

5. yo to

6. Fre pe er. c 2 tional 0 rification. te ins o

7. Return the completed form to: Se of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8. Form must be in the possession of the Secreta r before the last day of the month in which it is due. (Postmark date is not accepted as receipt received after du e date will be returned for add penalties. Failure to include annual list and business license fees will result in rejection of filing. date.) Forms g.

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late) **BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)**

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

t of El ction lity ich Failure to

NAME
LINO FALOTICO
MANAGER OR MANAGING MEM
ADDRESS
28 U Drive
CITY
Richmond H
STATE ZIP CODE
ON L4E 4V6

NAME
MANAGER OR MANAGING MEMBER
ADDRESS
CITY STATE ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS
CITY STATE ZIP CODE

NAME
MANAGER OR MANAGING MEMBER
ADDRESS
CITY ZIP CODE

of the m entity of the lis e r or au man effor e d with the of any un ulent intent of concealing conduct.

best my knowledge under of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is felony to knowingly offer or instrument for filing in the Office of the Secretary of State.

X [signature]

Signature Manager, Managing Member
Other Authorized Signature

Title MANAGING MEMNER

Date 11/27/2019

Nevada Secretary of State List ManorMem
Form 100403 Revised: 7-1-17

Filed in the Office of	Business Number E0298782009-3
Barbara K. Cegavske	Filing Number 20190320481
Secretary of State State Of Nevada	Filed On 12/02/2019 08:40:40 AM
	Number of Pages 13

100403

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2016 TO 06/2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all manager or managing members. A **Manager, or if none, a Managing Member** of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page is required for each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late) **BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)**

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME		MANAGER OR MANAGING MEMBER	
LINO FALOTICO			
ADDRESS	CITY	STATE	ZIP CODE
28 Ulson Drive	Richmond Hill	ON	L4E 4V6 Canada

NAME		MANAGER OR MANAGING MEMBER	
ADDRESS	CITY	STATE	ZIP CODE

NAME		MANAGER OR MANAGING MEMBER	
ADDRESS	CITY	STATE	ZIP CODE

NAME		MANAGER OR MANAGING MEMBER	
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager, Managing Member or Other Authorized Signature

Title: MANAGING MEMNER

Date: 11/27/2019

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF:

Filed in the Office of	Business Number E0298782009-3
Barbara K. Cegavske	Filing Number 20190320481
Secretary of State State Of Nevada	Filed On 12/02/2019 08:40:40 AM
	Number of Pages 13

100403

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06/2017 TO 06/2018

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all manager or managing members. A **Manager, or if none, a Managing Member** of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late) **BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)**

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME: LINO FALOTICO — MANAGER OR MANAGING MEMBER
ADDRESS: 28 Ulson Drive CITY: Richmond Hill STATE: ON ZIP: L4E 4V6 Canada

NAME — MANAGER OR MANAGING MEMBER
ADDRESS CITY STATE ZIP CODE

NAME — MANAGER OR MANAGING MEMBER
ADDRESS CITY STATE ZIP CODE

NAME — MANAGER OR MANAGING MEMBER
ADDRESS CITY STATE ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager, Managing Member or Other Authorized Signature

Title: MANAGING MEMNER Date: 11/27/2019

Filed in the Office of	Business Number E0298782009-3
Barbara K. Cegavske	Filing Number 20190320481
Secretary of State State Of Nevada	Filed On 12/02/2019 08:40:40 AM
	Number of Pages 13

100403

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS
BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06 | 2018 TO 06 | 2019

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all manager or managing members. **A Manager, or if none, a Managing Member** of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page is required for each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. **Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due.** (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME	MANAGER OR MANAGING MEMBER		
LINO FALOTICO			
ADDRESS	CITY	STATE	ZIP
28 Wilson Drive	Richmond Hill	ON	L4E 4V6 Canada
NAME	MANAGER OR MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE
NAME	MANAGER OR MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE
NAME	MANAGER OR MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager, Managing Member or Other Authorized Signature

Title: MANAGING MEMNER

Date: 11/27/2019

Filed in the Office of	Business Number E0298782009-3
Barbara K. Cegavske	Filing Number 20190320481
Secretary of State State Of Nevada	Filed On 12/02/2019 08:40:40 AM
	Number of Pages 13

100403

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS BUSINESS LICENSE APPLICATION OF:

ZYROX MINING INTERNATIONAL INC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 06|2019 TO 06|2020

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $150.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE: $150.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NAME: DINO FALOTICO — MANAGER OR MANAGING MEMBER
ADDRESS: 28 Ulson Drive | CITY: Richmond Hill | STATE: ON | ZIP: L4E 4V6 Canada

NAME — MANAGER OR MANAGING MEMBER
ADDRESS | CITY | STATE | ZIP CODE

NAME — MANAGER OR MANAGING MEMBER
ADDRESS | CITY | STATE | ZIP CODE

NAME — MANAGER OR MANAGING MEMBER
ADDRESS | CITY | STATE | ZIP CODE

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager, Managing Member or Other Authorized Signature

Title: MANAGING MEMNER

Date: 11/27/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0298782009-3
Barbara K. Cegavske	Filing Number 20190320481
Secretary of State State Of Nevada	Filed On 12/02/2019 08:40:40 AM
	Number of Pages 13

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

ZYROX MINING INTERNATIONAL INC

2. Entity File Number: E0298782009-3

3. This statement of change will have the following effect: (check only one)

- [x] Appoints a new agent for service of process **(complete 4a or 4b)**
- [ ] Updates contact information of the Represented Entity acting as own agent **(complete 4c)**

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

LAUGHLIN ASSOCIATES INC
Name

b) Noncommercial Registered Agent:

Name

Street Address	City	Nevada	Zip Code
		Nevada	

Mailing Address (if different from street address)	City	Nevada	Zip Code
		Nevada	

c) Title of Office or Other Position within Represented Entity:

LAUGHLIN ASSOCIATES INC
Name of Title or Position

Street Address	City	Nevada	Zip Code
9120 DOUBLE DIAMOND PKWY	RENO	Nevada	89521

Mailing Address (if different from street address)	City	Nevada	Zip Code
		Nevada	

5. Signature of Represented Entity: **(required)**

X [signature]
Authorized Signature

Date: 11/27/2019

6. Registered Agent Acceptance: **(required)**

I hereby accept appointment as Registered Agent for the above named Entity.

X
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: 11/27/2019

FEE: $60.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: ZYROX MINING INTERNATIONAL INC Entity or Nevada Business Identification Number (NVID): (for entities currently on file) NV20091024379
2. Registered Agent Acceptance:	[X] Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) [X] Appoints New Agent (complete section 5) [ ] Update Represented Entity Acting as Registered Agent (complete sections 5) [ ] Update Registered Agent Name (complete sections 4 & 5) [ ] Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	Name of Registered Agent **OR** Title of Office or Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	[X] Commercial Registered Agent:(name only below) [ ] Noncommercial Registered Agent (name and address below) [ ] Office or Position with Entity (title or position and address below) LAUGHLIN ASSOCIATES INC Name of Registered Agent **OR** Title of Office or Position within Entity 9120 DOUBLE DIAMOND PKWY / RENO / Nevada 89521 Street Address / City / Zip Code Nevada Mailing Address (if different from street address) / City / Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** / Date
8. Signature of Represented Entity: (Required)	X [signature] **Authorized Signature On Behalf of the Entity** / Date 11-27-2019

FEE: $60.00
This form must be accompanied by appropriate fees.

180304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of ZYROX MINING INTERNATIONAL INC

Name of Represented Business Entity

I, LAUGHLIN ASSOCIATES INC am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address	City		Zip Code
9120 DOUBLE DIAMOND PKWY	RENO	Nevada	89521

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address	City		Zip Code
		Nevada	

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

and hereby state that on 11/27/2019 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]

Authorized Signature of R.A. or On Behalf of R.A. Company

11/27/2019
Date

*If changing Registered Agent when reinstating, officer's signature required.

X

Signature of Officer

Date